UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 20, 2024

CALIFORNIA RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36478	46-5670947
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 World Trade Center, Suite 1500 Long Beach, California	90831
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (888) 848-4754

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

To the extent the information included or incorporated into Item 8.01 below with respect to the results of operations or financial condition of California Resources Corporation (the “Company”) relates to or is presented as of or for a completed fiscal period, such information is incorporated into this Item 2.02 by reference herein.

Item 8.01	Other Events.

On May 20, 2024, the Company issued a press release announcing the commencement of a proposed private offering of $500 million in aggregate principal amount of senior unsecured notes due 2029 (the “Notes”). A copy of the press release is included as Exhibit 99.1 hereto and incorporated herein by reference.

In connection with the offering of the Notes, the Company will provide certain financial and other information with respect to the Company to prospective investors in the offering. Excerpts of such information are included as Exhibit 99.2 hereto and incorporated herein by reference.

All statements, except for statements of historical fact, made in this Current Report on Form 8-K regarding activities, events or developments the Company expects, believes or anticipates will or may occur in the future, such as statements regarding the proposed offering, the intended use of proceeds, the business combination (the “Aera Merger”) with Aera Energy LLC and Aera Energy Services Company (the “Aera Companies”) and estimated results of future operations are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. Although the Company believes that the plans, intentions and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. Except as required by law, the Company expressly disclaims any obligation to and does not intend to publicly update or revise any forward-looking statements.

The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties incident to the Company’s business, most of which are difficult to predict and many of which are beyond the Company’s control. These risks include, but are not limited to, the risks described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and its subsequently filed Quarterly Reports on Form 10-Q.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the transactions contemplated by the merger agreement (the “Merger Agreement”) relating to the Aera Merger, including the proposed issuance of the Company’s common stock pursuant to the Merger Agreement. In connection with the transaction, the Company filed a proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”), as well as other relevant materials. Following the filing of the definitive proxy statement, the Company mailed the definitive proxy statement and a proxy card to its stockholders. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE AERA COMPANIES, THE AERA MERGER AND RELATED MATTERS. Investors and security holders will be able to obtain copies of the proxy statement as well as other filings containing information about the Companies, the Aera Companies and the Aera Merger, without charge, at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by the Company will be available, without charge, at the Company’s website, www.crc.com. The information included on, or accessible through, the Company’s website is not incorporated by reference into this communication.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Aera Merger. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2024 Annual Meeting of Stockholders, which was filed with the SEC on March 21, 2024. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the transaction.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 20, 2024, issued by the Company.

99.2	Offering memorandum excerpts.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Resources Corporation

By:	/s/ Michael L. Preston
Michael L. Preston Executive Vice President, Chief Strategy Officer and General Counsel

DATED: May 20, 2024